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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our reports dated June 14, 1996 included in The Shaw Group Inc.'s Form 8-K/A-1 dated April 17, 1996 and to all references to our Firm included in this registration statement.

ROBERTS, CHERRY & COMPANY

Shreveport, Louisiana

November 14, 1996